Because the electronic format for filing Form N-SAR does not provide adequate space for responding to item 15 completely, the answers are as follows:. . .


                                                    This page is being
     CUSTODIAN/SUB-CUSTODIAN                        filed for series ALL.

15.A) Custodian/Sub-custodian: SOCIETE GENERALE (ZA)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: JOHANNESBURG     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SOUTH AFRICA    Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                      This page is being
     CUSTODIAN/SUB-CUSTODIAN                          filed for series ALL.

15.A) Custodian/Sub-custodian:STANDARD BANK OF SOUTH AFRICA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: JOHANNESBURG       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SOUTH AFRICA  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for series ALL.

15.A) Custodian/Sub-custodian: BANCO BILBAO VIZCAYA ARGENTINA.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MADRID      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SPAIN
			Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for series ALL.

15.A) Custodian/Sub-custodian: SANTANDER CENTRAL HISPANO INVESTMENT SA

   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: MADRID   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SPAIN     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


                                                     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for series ALL.

15.A) Custodian/Sub-custodian: SEB MERCHANT BANKING
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN     Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for series ALL.

15.A) Custodian/Sub-custodian: SVENSKA HANDELSBANKEN
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: STOCKHOLM     State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWEDEN   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for series ALL.

15.A) Custodian/Sub-custodian: UBS A.G.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ZURICH      State:    Zip Code:       Zip Ext.:
   D) Foreign Country: SWITZERLAND   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for series ALL.

15.A) Custodian/Sub-custodian: CATHAY UNITED BANK.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI   State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN   Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for series ALL.

15.A) Custodian/Sub-custodian: FAR EASTERN INTERNATIONAL BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI  State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


						     This page is being
     CUSTODIAN/SUB-CUSTODIAN                         filed for series ALL.

15.A) Custodian/Sub-custodian: HONG KONG AND SHANGHAI BANKING CORP.(TW)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: INTERNATIONAL BANK OF TAIPEI
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI  State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: INTERNATIONAL COMMERCIAL BANK OF CHINA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: TAIPEI State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TAIWAN  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: HONG KONG AND SHANGHAI BANKING CORP.(TH)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGRAK State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: KASIKORNBANK PUBLIC COMPANY LIMITED
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: SIAM COMMERCIAL BANK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: THAI MILITARY BANK PUBLIC CO. LTD.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: BANGKOK State:    Zip Code:       Zip Ext.:
   D) Foreign Country: THAILAND  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: TURKIYE GARANTI BANKASI (GARANT BANK)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: TURKIYE IS BANKASI AS
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian:  YAPI VE KREDI BANKASI A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: ISTANBUL State:    Zip Code:       Zip Ext.:
   D) Foreign Country: TURKEY  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9


15.A) Custodian/Sub-custodian: ING BANK (UKRAINE)
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: KIEV State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UKRAINE  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: THE BANK OF NEW YORK
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: LONDON State:    Zip Code:       Zip Ext.:
   D) Foreign Country: UNITED KINGDOM  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: BANCO DE VENEZUELA
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: BANCO MERCANTIL
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9

15.A) Custodian/Sub-custodian: BANCO VENEZOLANO DE CREDITO
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: CARACAS State:    Zip Code:       Zip Ext.:
   D) Foreign Country: VENEZUELA  Foreign Postal Code:

   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X





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                              SCREEN NUMBER:  9